PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

PRIAC VARIABLE CONTRACT ACCOUNT A

Prudential Retirement Security Annuity III

Supplement to Prospectus Dated May 1, 2022

Supplement dated March 3, 2023

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for your Annuity. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100.

Effective October 1, 2022, the Prudential Retirement Insurance and Annuity Company name was changed to Empower Annuity Insurance Company in its state of domicile, Connecticut. Empower is proceeding with the name change on a fifty state basis and expects these filings to be complete by the end of the year.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

2022-PROSUPP-8-PRSA III